                                                                   EXHIBIT 10.11


                                     LEASE
                                     -----

     Lease made December 1, 1999, between L & A Development, L.L.C., a limited liability company organized under the laws of the State of Missouri, having its principal office at P.O. Box 447, 200 South Eighth Street, City of St. Joseph, County of Buchanan, State of Missouri, 64502-0447, herein referred to as "Lessor", and Verdant Brands, Inc., formerly known as Ringer Corporation, a corporation organized under the laws of the State of Minnesota, having its principal place of business at 9555 James Avenue South, Suite 200, Bloomington, Minnesota, 55431-2543, herein referred to as "Lessee".

                                   RECITALS

     1. Lessor is the sole owner of the premises specifically described in Exhibit "A" attached hereto, upon which is presently a 100,000 square foot warehouse which is leased by Lessee under the terms and conditions of a certain lease dated July 13, 1998.

     2. Lessor is constructing an 80,000 square foot addition to the warehouse on the premises.

     3. Lessee desires to lease 50,000 additional square feet of the 80,000 square foot addition to be used as additional space for warehouse and distribution for chemical products and other goods so that the total leased space will be 150,000 square feet.

     4. The parties desire to cancel that lease entered into between them dated July 13, 1998 referenced in Paragraph 1 hereof, and substitute, in its stead, this lease agreement defining the rights and liabilities relating to the 150,000 square feet of space leased.

     In consideration of the mutual covenants contained herein, the parties agree as follows:

     1.   Subject and Purpose. Lessor leases 150,000 square feet of the
          -------------------
warehouse building and land, located in the County of Buchanan, State of Missouri, and more particularly described on Exhibit "A" attached hereto, to Lessee for Lessee's use as follows: a warehouse and distribution center for chemical products and other goods.

     2.   Term and Rent. Lessor demises the above premises for a term of five
          -------------
(5) years, commencing on the completion of construction of the 80,000 square foot addition, which addition is expected to be complete on or about November 15, 1999, and terminating on the fifth anniversary of the commencement of the lease at 5:00 p.m. or sooner as provided herein, at the annual rate of Three Hundred Sixty-four Thousand Sixty-eight Dollars ($364,068), payable in equal installments of Thirty Thousand Three Hundred Thirty-nine Dollars ($30,339.00) in advance on the first day of each month for that month's rental, during the term of this lease. All rental payments shall be made to Lessor at the address specified above. Lessee shall pay the rent as specified herein and in Section Three hereof. Lessee shall pay

Lessor a late charge of Five Percent (5%) of any monthly rental installment received more than ten (10) days after the due date for such rental installment.

     3.   Additional Rent. All taxes, charges, costs, and expenses that Lessee
          ---------------
assumes or agrees to pay hereunder, together with all interest and penalties that may accrue thereon in the event of the failure of Lessee to pay those items, and all other damages, costs, expenses, and sums that Lessor may suffer or incur, or that may become due, by reason of any default of Lessee or failure by Lessee to comply with the terms and conditions of this lease, shall be deemed to be additional rent, and, in the event of nonpayment, Lessor shall have all the rights and remedies as herein provided for failure to pay rent.

     4.   Alterations, Additions and Improvements.
          ---------------------------------------

          (a) Subject to the limitation that no substantial portion of the building on the demised premises shall be demolished or removed by Lessee without the prior written consent of Lessor, and, if necessary, of any mortgagee, Lessee may at any time during the lease term, subject to the conditions set forth below and at his own expense, make alterations, additions, or improvements in and to the demised premises and the building. Alterations shall be performed in a workmanlike manner and shall not weaken or impair the structural strength, or lessen the value, of the building on the premises, or change the purposes for which the building, or any part thereof, may be used.

          (b) Conditions with respect to alterations, additions, or improvements are as follows:

               (1) Prior to commencement of any work Lessee shall pay the amount of any increase in premiums on insurance policies provided for herein because of endorsements to be made covering the risk during the course of work. In addition, if the estimated cost of work shall exceed Ten Thousand Dollars ($10,000), Lessee shall, without cost to Lessor, furnish Lessor with a performance bond written by a surety acceptable to Lessor in an amount equal to the estimated cost of the work, guaranteeing the completion of work, free and clear of liens, encumbrances, and security interests, according to the approved plans and specifications.

          (c) All alterations, additions, and improvements on or in the demised premises at the commencement of the term, and that may be erected or installed during the term, shall become part of the demised premises and the sole property of Lessor, except that all movable trade fixtures installed by Lessee shall be and remain the property of Lessee.

     5.   Repairs. Lessee shall, at all times during the lease and at its own
          -------
cost and expense, repair, replace, and maintain in good, safe and substantial condition, all buildings and any improvements, additions, and alterations thereto, on the demised premises, and shall use all reasonable precaution to prevent waste, damage or injury to the demised premises.

     6.   Taxes. Lessee shall pay on or before the last day on which payment
          -----
may be made without penalty or interest, all taxes, assessments, or other governmental charges that shall or may during the lease term be imposed on, or arise in connection with the use of, the demised premises or any part thereof, prorated so as to conform to the term of this lease. Lessee shall pay all taxes assessed in lieu of or in addition to the foregoing under all present or future laws of all governmental authorities whatsoever. Lessee shall have the right to apply for the conversion of any special assessment for local improvements in order to cause the same to be payable in installments, and on the conversion Lessee shall be obligated to pay only those installments that may become due during the lease. Lessee shall within thirty (30) days after the time provided for the payment of any tax or other governmental charge by Lessee, produce and exhibit to Lessor satisfactory evidence of the payment. It is the intention of the parties that the rent herein is net rental, and Lessor shall receive the same free from all taxes that are made payable by Lessee.

     7.   Utilities. All applications and connections for necessary utility
          ---------
services on the demised premises shall be made in the name of Lessee only, and Lessee shall be solely liable for utility charges as they become due, including those for sewer, water, gas, electricity, and telephone services.

     8.   Security Deposit. Lessee shall deposit Ten Thousand Dollars ($10,000)
          ----------------
with Lessor, which amount shall be held by Lessor as security for the full and timely performance by Lessee of the terms and conditions herein and for the payment of any final judgment that may be rendered against Lessee for a breach of those terms and conditions. The rights of Lessor against Lessee for a breach of this lease shall in no way be limited or restricted by this security deposit, but Lessor shall have the absolute right to pursue any available remedy to protect its interest herein, as if this security deposit had not been made. The deposit shall accrue interest at Five Percent (5%) per annum and shall be returned to Lessee at the expiration of this lease provided that all the terms and conditions herein contained have been fully performed by Lessee. Should the demised premises be sold, Lessor may transfer or deliver this security deposit to the purchase of the interest, and Lessor shall then be discharged from any further liability with respect to the security deposit.

     9.   Insurance.
          ---------

          (a) During the term of the lease and for any further time that Lessee shall hold the demised premises, Lessee shall obtain and maintain at his expense the following types and amounts of insurance:

               (1)  Fire Insurance. Lessee shall keep all buildings,
                    --------------
improvements, and equipment on the demised premises, including all alterations, additions, and improvements, insured against loss or damage by fire, with all standard extended coverage that may be required by any first mortgagee, and against loss or damage due to war or nuclear agents, if that insurance is available and required by any first mortgagee. The insurance shall be in an amount sufficient to prevent Lessor and Lessee from becoming co-insurers under provisions of applicable policies of insurance, but in any event in an amount not less than One Hundred

Percent (100%) of the full insurable value of the demised premises, excluding the cost of excavation and of foundations. If at any time there is a dispute as to the amount of such insurance the same shall be settled by arbitration.

               (2)  Personal Injury and Property Damage Insurance. Insurance
                    ---------------------------------------------
against liability for bodily injury and property damage and machinery insurance, all to be in amounts of not less than One Million Dollars ($1,000,000.00) per occurrence, and in forms of insurance policies as may from time to time be required by Lessor, shall be provided by Lessee. This requirement shall specifically include plate glass insurance, covering the glass in the demised premises.

               (3)  Other Insurance. Lessee shall provide and keep in force
                    ---------------
other insurance in amounts that may from time to time be required by Lessor against other insurable hazards as are commonly insured against for the type of business activity that Lessee will conduct.

          (b) All insurance as provided by Lessee as required by this section shall be carried in favor of Lessor and Lessee as their respective interests may appear, and in the case of insurance against damage to the demised premises by fire or other casualty, shall provide that loss, if any, shall be adjusted with and be payable to Lessor. If requested by Lessor, any insurance against fire or other casualty shall provide that loss shall be payable to the holder under a standard mortgage clause. Rent insurance and use and occupancy insurance may be carried in favor of Lessee, but the proceeds are hereby assigned to Lessor to be held by Lessor as security for the payment of the rent and any additional rent hereunder until restoration of the premises. All insurance shall be written with responsible companies that Lessor shall approve, and the policies shall be held by Lessor or, when appropriate, by the holder of any mortgage, in which case copies of the policies or certificates of insurance shall be delivered by Lessee to Lessor. All policies shall require thirty (30) days' notice by certified mail to Lessor of any cancellation or change affecting any interest of Lessor.

     10.  Unlawful or Dangerous Activity. Lessee shall neither use nor occupy
          ------------------------------
the demised premises or any part thereof for any unlawful, disreputable, or ultrahazardous business purpose nor operate or conduct his business in a manner constituting a nuisance of any kind. Lessee shall immediately, on discovery of any unlawful, disreputable, or ultrahazardous use, take action to halt such activity.

     11.  Indemnity. Lessee shall indemnify Lessor against all expenses,
          ---------
liabilities and claims of every kind, including reasonable counsel fees, by or on behalf of any person or entity arising out of either (1) a failure by Lessee to perform any of the terms and conditions of this lease, (2) any injury or damage happening on or about the demised premises, (3) failure to comply with any law of any governmental authority, or (4) any mechanics lien or security interest filed against the demised premises or equipment, materials or alterations of buildings or improvements thereon.

     12.  Default or Breach. Each of the following events shall constitute a
          -----------------
default or breach of this lease by Lessee:

          (a) If Lessee, or any successor or assignee of Lessee while in possession, shall file a petition in bankruptcy or insolvency or for reorganization under any bankruptcy act, or shall voluntarily take advantage of any such act by answer or otherwise, shall make an assignment for the benefit of credits.

          (b) If involuntary proceedings under any bankruptcy law or insolvency act shall be instituted against Lessee, or if a receiver or trustee shall be appointed of all or substantially all of the property of Lessee, and such proceedings shall not be dismissed or the receivership or trusteeship vacated within thirty (30) days after the institution or appointment.

          (c) If Lessee shall fail to pay Lessor any rent or additional rent when the rent shall become due and shall not make the payment within ten (10) days after notice thereof in writing by Lessor to Lessee.

          (d) If Lessee shall fail to perform or comply with any of the conditions of this lease and if the nonperformance shall continue for a period of ten (10) days after notice thereof by Lessor to Lessee or, if the performance cannot be reasonably had within the ten-day period, Lessee shall not be in good faith have commenced performance within the ten-day period and shall not diligently proceed to completion of performance.

          (e)  If Lessee shall vacate or abandon the demised premises.

          (f) If this lease or the estate of Lessee hereunder shall be transferred to or shall pass to or devolve on any other person or party, except in the manner herein permitted.

          (g) If Lessee fails to take possession of the demised premises on the term commencement date, or within thirty (30) days after notice that the demised premises are available for occupancy, if the term commencement date is not fixed herein or shall be deferred as herein provided.

     13.  Effect of Default. In the event of any default hereunder, as set forth
          -----------------
in Section Twelve, the rights of Lessor shall be as follows:

          (a) Lessor shall have the right to cancel and terminate this lease, as well as all of the right, title and interest of Lessee hereunder, by giving to Lessee not less than thirty (30) days' notice of the cancellation and termination. On expiration of the time fixed in the notice, this lease and the right, title and interest of Lessee hereunder, shall terminate in the same manner and with the same force and effect, except as to Lessee's liability, as if the date fixed in the notice of cancellation and termination were the end of the term herein originally determined.

          (b) Lessor may elect, but shall not be obligated, to make any payment required of Lessee herein or comply with any agreement, term, or condition required hereby to be performed by Lessee, and Lessor shall have the right to enter the demised premises for the purpose of correcting or remedying any such default and to remain until the default has been corrected or remedied, but any expenditure for the correction by Lessor shall not be deemed to waive or release the default of Lessee or the right of Lessor to take any action as may be otherwise permissible hereunder in the case of any default.

          (c)  Omitted.

          (d) Lessor may re-let the premises or any part thereof for any term without terminating the lease, at the rent and on the terms as Lessor may choose. Lessor may make alterations and repairs to the premises. The duties and liabilities of the parties if the premises are relet as provided herein shall be as follows:

               (1) In addition to Lessee's liability to Lessor for breach of the lease, Lessee shall be liable for all expenses of the reletting, for the alterations and repairs made, and for the difference between the rent received by Lessor under the new lease agreement and the rent installments that are due for the same period under this lease.

               (2) Lessor shall have the right to apply the rent received from reletting the premises (A) to reduce the indebtedness of Lessee to Lessor under the lease, not including indebtedness for rent, (B) to expenses of the re-letting and alternations and repairs made, (C) to rent due under the lease, or
(D) to payment of future rent under this lease as it becomes due.

               If the new Lessee doe not pay a rent installment promptly to Lessor, and the rent installment has been credited in advance of payment to the indebtedness of Lessee other than rent, or if rentals from the new Lessee have been otherwise applied by Lessor as provided for herein and during any rent installment period are less than the rent payable for the corresponding installment period under this lease, Lessee shall pay Lessor the deficiency, separately for each rent installment deficiency period, and before the end of that period. Lessor may at any time after a re-letting terminate the lease for the breach on which Lessor had based the re-entry and subsequently re-let the premises.

          (e) After re-entry, Lessor may procure the appointment of a receiver to take possession and collect rents and profits of the business of Lessee, and, if necessary to collect the rents and profits. The receiver may carry on the business of Lessee and take possession of the personal property used in the business of Lessee, including inventory, trade fixtures, and furnishings, and use them in the business without compensating Lessee. Proceedings for appointment of a receiver by Lessor, or the appointment of a receiver and the conduct of the business of Lessee by the receiver, shall not terminate and forfeit this lease unless Lessor has given written notice of termination to Lessee as provided herein.

     14.  Destruction of Premises. In the event of a partial destruction of the
          -----------------------
premises during the term from any cause, Lessor shall forthwith repair the same, provided the repairs can be made within thirty (30) days, or such other period of time upon which Lessor and Lessee shall agree, under the laws and regulations of applicable governmental authorities. Any partial destruction shall neither annul nor void this lease, except that the Lessee shall be entitled to a proportionate reduction of rent while the repairs are being made, any proportionate reduction being based on the extent to which the making of repairs shall interfere with the business carried on by Lessee in the premises. If the repairs are made within thirty (30) days, this lease shall continue in full force and effect and the rent shall be proportionately rebated as previously set forth in this section. In the event that Lessor does not elect to make repairs that cannot be made in the specified time, or those repairs cannot be made under the laws and regulations of the applicable governmental authorities, this lease may be terminated at the option of either party. In the event of any partial destruction that Lessor is obligated to repair or may elect to repair under the terms of this paragraph, the provisions of any applicable law-authorizing Lessee to make repairs at the expense of Lessor, are hereby waived by Lessee. Should the building in which the demised premises are situated be destroyed to the extent of not less than Forty Percent (40%) of the replacement cost thereof, this lease shall be terminated. Any dispute between Lessor and Lessee relative to the provisions of this section shall be subject to arbitration, pursuant to
Section 25, below. Each party shall select an arbitrator and the two arbitrators so selected shall select a third arbitrator between them, the controversy being heard by the three arbitrators so selected. The decision of the three arbitrators shall be final and binding on both Lessor and Lessee, who shall bear the cost of the arbitration equally between them.

     15.  Condemnation. Rights and duties in the event of condemnation are as
          ------------
follows:

          (a) If the whole of the demised premises shall be taken or condemned by any competent authority for any public or quasi-public use or purpose, this lease shall cease and terminate as of the date on which title shall vest thereby in that authority, and the rent reserved hereunder shall be apportioned and paid up to that date.

          (b) If only a portion (less than 40%) of the demised premises shall be taken or condemned, this lease and the term hereof shall not cease or terminate, but the rent payable after the date on which Lessee shall be required to surrender possession of such portion shall be reduced in proportion to decreased use suffered by Lessee as the parties may agree or as shall be determined by arbitration.

          (c) In the event of any taking or condemnation in whole or in part, the entire resulting award of consequential damages shall belong to Lessor without any deduction therefrom for the value of the unexpired term of this lease or for any other estate or interest in the demised premises now or later vested in Lessee. Lessee assigns to Lessor all his right, title, and interest in any and all such awards.

          (d) In the event of a partial taking, Lessee shall promptly proceed to restore the remainder of the building on the demised premises to a self-contained architectural unit, and Lessor shall pay to a Lessee the cost of restoration but in no event to exceed a sum equal to the amount of the separate award made to and received by Lessor for consequential damages. In the event there is no separate award for consequential damage, the value shall be fixed and settled by arbitration as herein provided. The balance of any separate award or allocated amount not so used shall belong to and be retained by Lessor as its sole property.

          (e) In case of any governmental action not resulting in the taking or condemnation of any portion of the demised premises but creating a right to compensation therefor, or if less than a fee title to all of any portion of the demised premises shall be taken or condemned by any governmental authority for temporary use or occupancy, this lease shall continue in full force and effect without reduction or abatement of rent, and the rights of the parties shall be unaffected by the other provisions of this section, but shall be governed by applicable law.

     16.  Subordination. This lease and all rights of Lessee hereunder shall be
          -------------
subject and subordinate to the lien of any and all mortgages that may now or hereafter affect the demised premises, or any part hereof, and to any and all renewals, modifications, or extensions of any such mortgages. Lessee shall on demand execute, acknowledge, and deliver to Lessor, without expense to Lessor, any and all instruments that may be necessary or property to subordinate this lease and all rights therein to the lien of any such mortgage or mortgages and each renewal, modification, or extension, and if Lessee shall fail at any time to execute, acknowledge, and deliver any such subordination instrument, Lessor in addition to any other remedies available in consequence thereof, may execute, acknowledge, and deliver the same as Lessee's attorney in fact and in Lessee's name. Lessee hereby irrevocably makes, constitutes, and appoints Lessor, its successors and assigns, his attorney in fact for that purpose.

     17.  Access to Premises; Signs Posted by Lessor. Lessee shall permit Lessor
          ------------------------------------------
or its agents to enter the demised premises at all reasonable hours to inspect the premises or make repairs that Lessee may neglect or refuse to make in accordance with the provisions of this lease, and also to show the premises to prospective buyers. At any time within one year prior to expiration of the term, Lessor may show the premises to persons wishing to rent the premises. Lessee shall, within three (3) months prior to expiration of the term, permit the usual notices of "For Rent" and "For Sale" to be placed on the demised premises and to remain thereon without hindrance and molestation.

     18.  Easements, Agreements or Encumbrances. The parties shall be bound by
          -------------------------------------
all existing easements, agreements, and encumbrances of record relating to the demised premises, and Lessor shall not be liable to Lessee for any damages resulting from any action taken by a holder of an interest pursuant to the rights of that holder thereunder.

     19.  Quiet Enjoyment. Lessor warrants that Lessee shall be granted
          ---------------
peaceable and quiet enjoyment of the demised premises free from any eviction or interference by Lessor if Lessee pays the rent and other charges provided herein, and otherwise fully and punctually performs the terms and conditions imposed on Lessee.

     20.  Liability of Lessor. Lessee shall be in exclusive control and
          -------------------
possession of the demised premises, and Lessor shall not be liable for any injury or damages to any property or to any person on or about the demised premises nor for any injury or damage to any property of Lessee, except where such injury or damage shall be the result of gross negligence or criminal conduct on the part of the Lessor, Lessor's agents, employees or representatives. The provisions herein permitting Lessor to enter and inspect the demised premises are made to insure that Lessee is in compliance with the terms and conditions thereof and makes repairs that Lessee has failed to make. Lessor shall not be liable to Lessee for any entry on the premises for inspection purposes.

     21.  Rent Abatement. No abatement, diminution, or reduction of rent shall
          --------------
be claimed or allowed to Lessee or any person claiming under him under any circumstances, whether for inconvenience, discomfort, interruption of business or otherwise, arising from the making of alterations, improvements, or repairs to the premises, because of any governmental laws or arising from and during the restoration of the demised premises after the destruction or damage thereof by fire or other cause or the taking or condemnation of a portion only of the demised premises except as provided in Section Fifteen.

     22.  Representations by Lessor. At the commencement of the term Lessee
          -------------------------
shall accept the buildings and improvements and any equipment in their existing condition and state of repair, and Lessee agrees that no representations, statements or warranties, express or implied, have been made by or on behalf of Lessor in respect thereto except as contained in the provisions of this lease, and Lessor shall in no event be liable for any latent defects.

     23.  Waivers. The failure of either party to insist on a strict performance
          -------
of any of the terms and conditions hereof shall be deemed a waiver of the rights or remedies that a party may have regarding that specific instance only, and shall not be deemed a waiver of any subsequent breach or default in any terms and conditions.

     24.  Notice. All notices to be given with respect to this lease shall be in
          ------
writing. Each notice shall be sent by registered or certified mail, postage prepaid, and return receipt requested, to the party to be notified at the address set forth herein or at such other address as either party may from time to time designate in writing.

     Every notice shall be deemed to have been given at the time it shall be deposited in the United States Mails in the manner prescribed herein. Nothing contained herein shall be construed to preclude personal service of any notice in the manner prescribed for personal service of a summons or other legal process.

     25.  Arbitration. In a situation where this lease provides for the
          -----------
settlement of a dispute or question by arbitration, the same shall be settled by arbitration in accordance with the current rules of the American Arbitration Association, and judgment on the award rendered may be entered in any court having jurisdiction hereof.

     26.  Assignment, Mortgage, or Sublease. Neither Lessee nor his successors
          ---------------------------------
or assigns shall assign, mortgage, pledge, or encumber this lease or sublet the demised premises in whole or in part, or permit the premises to be used or occupied by others, nor shall this lease be assigned or transferred by operation of law, without the prior consent in writing of Lessor in each instance. If this lease is assigned or transferred, or if all or any part of the demised premises is sublet or occupied by anybody other than Lessee, Lessor may, after default by Lessee, collect rent from the assignee, transferee, subtenant, or occupant, and apply the net amount collected to the rent reserved herein, but no such assignment, subletting, occupancy, or collection shall be deemed a waiver of any agreement or condition hereof, or the acceptance of the assignee, transferee, subtenant, or occupant as Lessee. Lessee shall continue to be liable hereunder in accordance with the terms and conditions of this lease and shall not be released from the performance of the terms and conditions hereof. The consent by Lessor to an assignment, mortgage, pledge, or transfer shall not be construed to relieve Lessee from obtaining the express written consent of Lessor to any future transfer of interest.

     27.  Option to Renew. Lessor grants to Lessee an option to renew this lease
          ---------------
for a period of five (5) years after expiration of the term of this lease. The amount of monthly rent payable for the renewal term shall be based on the cost-of-living index published by the United States Department of Labor, Bureau of Labor Statistics, Office of Economic Analysis, Kansas City region-all items, using the period of 1998-99 = 100 as the base period. The monthly rent for the first renewal term shall be computed by dividing the sum of the base rent set forth in Paragraph 2 above, which is the monthly rent installment for the initial term of the lease, by the index number for the calendar month immediately preceding the commencement of the renewal term, by the index number for the first month of the initial term of this lease, and then multiplying that amount by the index number for the month immediately preceding the initial month of the renewal term of this lease, with all other terms and conditions of the renewal term to be the same as those herein. To exercise this option Lessee must give Lessor written notice of the intention to do so at least one hundred twenty
(120) days before the initial lease term expires.

     28.  Early Lease Termination Option. Lessor hereby grants to Lessee an
          ------------------------------
option to terminate this agreement after the initial five (5) year term, if the option to renew shall have been exercised by Lessee. Such option shall permit Lessee to cancel this agreement by providing to Lessor a 60-day written notice of intent to cancel the lease early, effective on the next anniversary date during the second five (5) years of this lease or during any subsequent renewal term of this lease, along with payment of an early termination fee equal to twelve months' rental.

     29.  Lessee's Right to Sublet. Lessee shall at all times be permitted to
          ------------------------
sublet any or all of the demised property, subject to the prior written consent of the Lessor, which shall not be unreasonably withheld.

     30.  Surrender of Possession. Lessee shall, on the last day of the term, or
          -----------------------
on earlier termination and forfeiture of the lease, peaceably and quietly surrender and deliver the demised premises to Lessor free of subtenancies, including all buildings, additions, and improvements constructed or placed thereon by Lessee, except movable trade fixtures, all in good condition and repair. Any trade fixtures or personal property not used in connection with the operation of the demised premises and belonging to Lessee, if not removed at the termination or default, and if Lessor shall so elect, shall be deemed abandoned and become the property of Lessor without any payment or offset therefor. Lessor may remove such fixtures or property from the demised premises and store them at the risk and expense of Lessee if Lessor shall not so elect. Lessee shall repair and restore all damage to the demised premises caused by the removal of equipment, trade fixtures, and personal property. Lessee and Lessor agree that a Phase II Environmental Site Assessment ("Assessment"), including testing for soil contamination, shall be performed by an environmental audit contractor to be selected jointly by Lessor and Lessee. Lessee shall reimburse Lessor for the entire cost of the Assessment and shall indemnify and hold Lessor harmless from all actual costs required for abatement or redemption of hazardous substances, as determined by the Assessment, including any redemption and cleanup of contamination from any hazardous substances used by Lessee on the leased premises during the term of the lease.

     31.  Remedies of Lessor.
          ------------------

          (a) In the event of a breach or a threatened breach by Lessee of any of the terms or conditions hereof, Lessor shall have the right of injunction to restrain Lessee and the right to invoke any remedy allowed by law or in equity, as if the specific remedies of indemnity or reimbursement were not provided herein.

          (b) The rights and remedies given to Lessor in this lease are distinct, separate and cumulative, and no one of them, whether or not exercised
by Lessor, shall be deemed to   be in exclusion of any of the other herein by
law or by equity provided.

          (c) In all cases hereunder, and in any suit, action, or proceeding of any kind between the parties, it shall be presumptive evidence of the fact of the existence of a charge being due if Lessor shall produce a bill, notice, or certificate of any public official entitled to give that notice to the effect that such charge appears of record on the books in his office and has not been paid.

          (d) No receipt of money by Lessor from Lessee after default or cancellation of this lease in any lawful manner shall (1) reinstate, continue, or extend the term or affect any notice given to Lessee, (2) operate as a waiver of the right of Lessor to enforce the payment of rent and additional rent then due or falling due, or (3) operate as a waiver of the right of Lessor to recover possession of the demised premises by proper suit, action, proceeding, or other remedy. After (1) service of notice of termination and forfeiture as herein provided and expiration of the time specified therein, (2) the commencement of any suit, action, proceeding, or other remedy, or (3) final order or judgment for possession of the demised premises, Lessor may demand, receive, and collect any monies due, without in any manner affecting such notice, order or judgment. Any and all such monies so collected shall be deemed to be payment on account of the use and occupation of the demised premises or at the election of Lessor, on account of the liability of Lessee hereunder.

     32.  Total Agreement; Applicable to Successors. This lease contains the
          -----------------------------------------
entire agreement between the parties and cannot be changed or terminated except by a written instrument subsequently executed by the parties hereto. This lease and the terms and conditions hereof apply to and are binding on the heirs, legal representatives, successors, and assigns of both parties.

     33.  Applicable Law. This agreement shall be governed by and construed in
          --------------
accordance with the laws of the State of Missouri.

     34.  Time of the Essence. Time is of the essence in all provisions of this
          -------------------
lease.

     IN WITNESS WHEREOF, the parties have executed this lease at St. Joseph, Missouri, the day and year first above written.


L & A DEVELOPMENT, L.L.C.                VERDANT BRANDS, INC.
                                         (formerly known as Ringer Corporation)

By: /s/ Ronald F. Butts                  By: /s/ Paul J. DiCicco
   -------------------------------          ------------------------------------
   Ronald F. Butts, Manager                 Name:   Paul J. DiCicco
                                            Title:  Sr. VP, Operations

                                         Attest:

                                            /s/ Monica Jeffries
                                         ---------------------------------------
                                         Secretary


           LESSOR                                            LESSEE

                                  EXHIBIT "A"


A TRACT OF LAND IN THE NORTHWEST ONE-QUARTER OF THE SOUTHWEST ONE-QUARTER OF SECTION THIRTY-SIX (36), TOWNSHIP FIFTY-SEVEN (57) NORTH, RANGE THIRTY-SIX (36) WEST, DESCRIBED AS FOLLOWS: BEGINNING AT A POINT 160 FEET EAST OF THE NORTHWEST CORNER OF THE SOUTHWEST ONE-QUARTER OF SECTION THIRTY-SIX (36), TOWNSHIP FIFTY-SEVEN (57) NORTH, RANGE THIRTY-SIX (36) WEST, THENCE EAST ALONG THE HALF-SECTION LINE 1169.41 FEET TO THE NORTHEAST CORNER OF THE NORTHWEST QUARTER OF THE SOUTHWEST ONE-QUARTER, THENCE SOUTH 195.38 FEET TO THE CENTER OF THE PUBLIC ROAD, THENCE IN A SOUTHWESTERLY DIRECTION ALONG THE CENTER OF THE ROAD 1179.85 FEET TO A POINT 160 FEET EAST OF THE WEST LINE OF SAID SECTION, THENCE NORTH 340 FEET TO THE POINT OF BEGINNING,

ALSO, THE SOUTH ONE-HALF OF THE SOUTHWEST QUARTER OF THE NORTHWEST ONE-QUARTER OF SECTION THIRTY-SIX (36), TOWNSHIP FIFTY-SEVEN (57) NORTH, RANGE THIRTY-SIX
(36) WEST, ALL IN BUCHANAN COUNTY, MISSOURI.